SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 17, 2004

                        UNIVERSAL HOSPITAL SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-20086                 41-0760940
         --------                        -------                 ----------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

                              1250 Northland Plaza
                          3800 American Boulevard West
                        Bloomington, Minnesota 55431-4442
                        ---------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                  952-893-3200
                                  ------------
              (Registrant's telephone number, including area code)







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Item 7.  Financial Statements and Exhibits.

         (c)     Exhibit.
         99.1 Press release issued by Universal Hospital Services, Inc. on May 17, 2004.

Item 12.  Results of Operation and Financial Condition.

On May 17, 2004, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months and ended March 31, 2004. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.







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





                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 17, 2004                            UNIVERSAL HOSPITAL SERVICES, INC.

                                               By: /s/ John A. Gappa
                                               ---------------------
                                               John A. Gappa
                                               Senior Vice President and
                                               Chief Financial Officer








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




                                  EXHIBIT INDEX
                                  -------------

Exhibit Number         Description
--------------         -----------
99.1                   Press Release issued by Universal Hospital Services, Inc.
                       on May 17, 2004.








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